                                                                      Exhibit 21

                       SUBSIDIARIES OF IHF CAPITAL, INC.
                       ---------------------------------


                             Jurisdiction of
Name                          Incorporation             Trade Names
----                         ----------------           -----------
ICON Fitness                 Delaware
Corporation





                    SUBSIDIARIES OF ICON FITNESS CORPORATION
                    ----------------------------------------


                             Jurisdiction of
Name                          Incorporation             Trade Names
----                         ----------------           -----------
IHF Holdings, Inc.           Delaware




                         SUBSIDIARIES OF IHF HOLDINGS, INC.
                         ----------------------------------

                             Jurisdiction of
Name                          Incorporation             Trade Names
----                         ----------------           -----------
ICON Health &                Delaware               ProForm Fitness Products
Fitness, Inc.                                       ProForm Fitness
                                                    ProForm
                                                    PROFORM
                                                    PFP
                                                    ProForm/Weslo
                                                    Legend
                                                    American Physical Therapy
                                                    APT
                                                    WEIDERCARE
                                                    Legend Sporting Goods
                                                    Legend Sporting Goods, Inc.
                                                    Workout Warehouse
                                                    Image
                                                    Image ICON, Inc.
                                                    IMAGE
                                                    WESLO
                                                    Weslo

                  SUBSIDIARIES OF ICON HEALTH & FITNESS, INC.
                  -------------------------------------------

                             Jurisdiction of
Name                          Incorporation             Trade Names
----                         ----------------           -----------
HealthRider Corp.            Delaware

JumpKing, Inc.               Utah                       JumpKing

Universal                                               Universal
Technical Services           Utah                       UTS

ICON International
Holdings, Inc.               Delaware



                       SUBSIDIARIES OF HEALTHRIDER CORP.
                       ---------------------------------

                             Jurisdiction of
Name                          Incorporation             Trade Names
----                         ---------------            -----------
Boyer Old Mill,              Utah
L.C.


               SUBSIDIARIES OF ICON INTERNATIONAL HOLDINGS, INC.
               -------------------------------------------------

                             Jurisdiction of
Name                          Incorporation             Trade Names
----                         ----------------           -----------
ICON of Canada,              Quebec, Canada
Inc.

ICON of Taiwan               Taiwan

ICON OS, Inc.                Virgin Islands

IHF (Holdings) Ltd.          UK

                      SUBSIDIARIES OF ICON (HOLDINGS) LTD.
                      ------------------------------------

                             Jurisdiction of
Name                          Incorporation             Trade Names
----                         ----------------           -----------
ICON Fitness                 UK
Lifestyle Ltd.

ICON Health &                France
Fitness France SA

ICON Health &                Italy
Fitness Italia SRL


                SUBSIDIARIES OF ICON HEALTH & FITNESS FRANCE SA
                -----------------------------------------------

                             Jurisdiction of
Name                          Incorporation             Trade Names
----                         ----------------           -----------
Weider Health &              France
Fitness France SA


                                     -3-